GulfMark Offshore, Inc GulfMark Offshore, Inc 2012 Barclays CEO Energy-Power Conference Exhibit 99.1

Forward Looking Statements
Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
NYSE: GLF                                                   www.GulfMark.com
Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,”
“could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on
us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-
looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates;
industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31,
2011, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue & EBITDA
Long Term Revenue & EBITDA
(in millions of dollars) (in millions of dollars)
3
* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
$0
$100
$200
$300
$400
$500
$600
$700
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM

Pro Forma Prior Peak Revenue & EBITDA
Pro Forma Prior Peak Revenue & EBITDA
(in millions of dollars) (in millions of dollars)
* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
•
Pro Forma for July 1, 2008 Acquisition
•
Prior Up-Cycle Incremental EBITDA Margins Average 72%
•
Substantial Fleet Upgrades Since 2008
•
11 New Vessels Beginning in 2013
$0
$100
$200
$300
$400
$500
$600
$700
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM
68%
100%
53%
71%

5 Total Revenue in Backlog Total Revenue in Backlog (in thousands of dollars) (in thousands of dollars) Day Rate in Backlog

Global Vessel Diversification
Global Vessel Diversification

West Africa
AHTS              2
Mexico
AHTS                2
Trinidad
PSV                  2
FSV                  1
North Sea
PSV                20
AHTS              1
SpV                  1
Worldwide
PSV                    47
AHTS                  17
FSV/Crew            3
SpV                       2
Total                   69
SE Asia
PSV                 3
AHTS            12
Revenue Breakout by Region
– Twelve Months Ended June
30, 2012
Brazil
PSV
SpV                   1

The GulfMark Fleet The GulfMark Fleet 7

Young & Versatile Fleet
Young & Versatile Fleet

Number of Vessels GulfMark Built Per Year
New Build
Deliveries
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Vessels in Current Fleet
Vessels not in Current Fleet

Building For Our Future
Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands:
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
•
Enhanced Green
Footprint and offering greater safety support greater

New Build Program Overview
New Build Program Overview
Two MMC 887 300 Class DP 2  (Europe) One  MMC 879 280 Class DP2 (Europe)
Two UT 755 XL 250 Class DP2 (Europe)
Two ST-216 300 Class Arctic DP2 (Europe) Two 280 Class PSV DP2 (US)
Two 300 Class PSV  DP2 (US)

New Build and Vessel Enhancement
New Build and Vessel Enhancement
Program Summary
Program Summary
11
• North Sea
• 7 Newbuild Vessels for Approximately $285 million
•
North Sea vessels hedged in EUR
•
DP2 Green PSVs (300 Class (2), 300 Class Arctic (2), 280 Class (1), 250 Class (2))
•
Staggered delivery - 2Q 2013 through 1Q 2014
• U.S. GOM
• 4 Newbuild US Flagged Vessels for Approximately $170 million
•
DP2 Green PSVs (280 Class(2), 300 Class (2))
•
Staggered delivery - 3Q2013 through 1Q2015
• U.S. GOM – Stretch Program
• 3 More Vessels (190 Class          230 Class)
•
Anticipated Completion Q2 2013
•
Next Steps – 210 Class         250 Class

Building For Our Future: 2013 & Beyond
Building For Our Future: 2013 & Beyond
(U.S. dollars, in millions) (U.S. dollars, in millions)
12
Vessels Under
Construction Vessel Type
Initial
Operating
Region
Estimated
Construction
Cost
Estimated
Average Annual
EBITDA
Implied EBITDA
Multiple
300 Class PSV North Sea $37.0 $8.2 4.5x
300 Class PSV North Sea $37.0 $8.2 4.5x
280 Class PSV North Sea $34.0 $7.7 4.4x
300 Class Arctic PSV North Sea $58.0 $10.8 5.4x
300 Class Arctic PSV North Sea $60.0 $10.8 5.6x
250 Class PSV North Sea $31.0 $7.4 4.2x
250 Class PSV North Sea $31.0 $7.4 4.2x
US 280 Class PSV Americas $36.0 $6.5 5.5x
US 280 Class PSV Americas $36.0 $6.5 5.5x
US 300 Class PSV Americas $48.0 $8.8 5.5x
US 300 Class PSV Americas $48.0 $8.8 5.5x
Total $456.0 $91.1 5.0x

New Build Delivery Schedule
New Build Delivery Schedule

280 Class Europe
300 Class Artic Europe
280 Class Europe
300 Class Europe
280 Class Us
250 Class Europe
300 Class Artic
280 Class US
250 Class Europe
300 Class US
300 Class US

GulfMark Stretch Program GulfMark Stretch Program 14

Market Drivers Market Drivers 15

Rig Growth in the North Sea
Rig Growth in the North Sea

Source: IHS Petrodata – August 2012
Floating Rigs
Active
45
Scheduled Arrivals
(by 2014)
9
% Increase
20%
Jackups
Active
41
Scheduled Arrivals
(by 2014)
8
% Increase
20%

Floating Rig Growth in the U.S. GOM Floating Rig Growth in the U.S. GOM 17 Source: IHS Petrodata – August 2012 Floating Rigs in U.S. GOM Active 36 Scheduled Arrivals (by 2014) 10 % Increase 28%

Floating Rig Growth in the U.S. GOM Floating Rig Growth in the U.S. GOM 18 Source: Barclays

Worldwide Sub Sea –
Worldwide Sub Sea –
Driving the Future
Driving the Future
19
Sub Sea Activity is Continuing to Expand
•
Subsea Demand Expected to Increase 33% and
Annual Expenditure double to $20.3 Billion by 2016
•
Set to Top $77 Billion Over Next Five Years
•
Increase of 63% Over Previous Five Year Period
•
Sub Sea Work Requires Newer, More Specialized
Vessels and Support Equipment
Source: Douglas-Westwood’s World Subsea Vessel Operations Market Forecast 2012-2016

Financial Information Financial Information 20

Consistent Reduction in
Consistent Reduction in
Net Debt Position
Net Debt Position
0%
5%
10%
15%
20%
25%
30%
35%
40%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Net Debt to
Total Book
Capitalization
Finalization of Previous New
Build Program
Initiation of Current
New Build Program

Investment Highlights
Investment Highlights
Industry Leaders in QHSE Performance & People Development
Global Presence and Diverse Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Both Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment.  Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry.  However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $49.9 $49.0
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 21.6 23.9
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) 4.7 5.5
Depreciation & Amortization 21.4        28.0        26.1        28.9        28.5        30.6        44.3         53.0         57.0 59.6 59.8
EBITDA 59.3 $      41.5 $      32.0 $      89.1 $      135.6 $    164.6 $    252.6 $    121.5 $    30.2 $     135.8 $    138.2 $
Adjustments:
Impairment -              -              -              -              -              -              -              46.2         97.7        1.8          1.8
Debt refinancing costs -              -              6.5          -              -              -              -              -              -             -             3.6
Accounting Change -              -              7.3          -              -              -              -              -              -             -             -
Other (2.5)         1.3          (1.5)         (0.5)         0.1          0.3          (1.6)         1.2          (0.1)         2.3          3.4
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $139.9 $147.0

24